Exhibit 10.2

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the “Agreement”), dated as of November 4, 2014, among Fifth Street Asset Management Inc. (the “Issuer”), Fifth Street Holdings L.P. (“Holdings”), and the limited partners of Holdings from time to time party hereto (the “Limited Partners”).

WHEREAS, the parties hereto desire to provide the Limited Partners the right to exchange Class A Units of Holdings for Class A common stock of the Issuer, on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Article I

DEFINITIONS

Section 1.1.     Definitions.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means either or both of (a) ownership, directly or indirectly, of a majority of the voting or economic equity interest of such Person and/or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.

“Change of Control Exchange” has the meaning set forth in Section 2.1(a)(iv) of this Agreement.

“Change of Control Exchange Notice” has the meaning set forth in Section 2.1(a)(iv) of this Agreement.

“Change of Control Transaction” means (a) any sale, transfer or issuance or series of related sales, transfers and/or issuances of equity securities of Holdings to a party other than the Issuer or a Person who is an Affiliate of Holdings or the Issuer as of the date hereof which results in any Person or group of Persons (as the term “group” is used under the Securities Exchange Act of 1934) owning a majority of the limited partnership or general partnership interests of Holdings, (b) any sale, transfer or issuance or series of related sales, transfers and/or issuances of equity securities of the Issuer to a party other than a Person who is an Affiliate of Holdings or the Issuer as of the date hereof which results in any Person or group of Persons (as the term “group” is used under the Securities Exchange Act of 1934) possessing the voting power (under ordinary circumstances) to elect a majority of the Board of Directors of the Issuer, and (c) any direct or indirect sale or transfer of all or substantially all of the assets of Holdings or the Issuer in any transaction or series of related transactions.

“Class A Common Share” means a share of Class A Common Stock, par value $0.01, of the Issuer.

“Class B Common Share” means a share of Class B Common Stock, par value $0.01, of the Issuer.

“Class B Partner” means any limited partner of Holdings that owns, or the direct or indirect owner of which owns, Class B Common Shares at the time of an Exchange by such limited partner.

“Code” means the Internal Revenue Code of 1986, as amended.

“Contribution Agreements” means those certain Contribution Agreements dated as of September 17, 2014 by and between Holdings and the Limited Partners pursuant to which, inter alia, such Limited Partners contributed their membership interests of Fifth Street Management LLC to Holdings in exchange for Partnership Units.

“Dispute” has the meaning set forth in Section 3.9(a) of this Agreement.

“Exchange” has the meaning set forth in Section 2.1(a)(i) of this Agreement.

“Exchange Rate” means the number of Class A Common Shares for which a Partnership Unit is entitled to be exchanged. On the date of this Agreement, the Exchange Rate shall be 1-for-1, which Exchange Rate shall be subject to modification only as provided in Section 2.4.

“Fifth Street Parties” means, collectively, the Issuer and Holdings.

“First Quarterly Exchange Date” means the first Quarterly Exchange Date following the second anniversary of the closing of the IPO.

“IPO” means the initial public offering and sale of Class A Common Shares, as contemplated by the Issuer’s Registration Statement on Form S-1 (File No. 333-198613).

“Issuer Governing Documents” means, collectively, the Amended and Restated Certificate of Incorporation and Bylaws of the Issuer, as such documents may be amended, supplemented or restated from time to time.

“Liens” means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever.

“Partnership Agreement” means, the Amended and Restated Limited Partnership Agreement of Holdings, as it may be amended, supplemented or restated from time to time.

“Partnership Units” means the Class A Units of Holdings, as issued pursuant to and described in the Partnership Agreement.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization, association (including any group, organization, co-tenancy, plan, board, council or committee), government (including a country, state, county, or any other governmental or political subdivision, agency or instrumentality thereof) or other entity (or series thereof).

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“Permitted Transferee” has the meaning set forth in Section 3.1 of this Agreement.

“Principals” means Leonard M. Tannenbaum, Bernard D. Berman, FSC CT II, Inc., Tannenbaum Family 2012 Trust and Bernard D. Berman 2012 Trust.

“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Issuer.

“Quarterly Exchange Date” means, unless the Issuer cancels such Quarterly Exchange Date pursuant to Section 2.7 hereof, the date that is the later to occur of either: (a) the second Business Day after the date on which the Issuer makes a public news release of its quarterly earnings for the prior Quarter, (b) the first day of each Quarter on which directors and executive officers of the Issuer are permitted to trade under the applicable policies of the Issuer related to trading by directors and executive officers or (c) such other date as the Issuer shall determine in its sole discretion. At least seventy-five (75) days prior to each Quarterly Exchange Date, the Issuer will provide notice thereof to each Limited Partner eligible to Exchange Partnership Units for Class A Common Shares on such Quarterly Exchange Date. There shall not be a Quarterly Exchange Date prior to the First Quarterly Exchange Date.

“Sale Transaction” has the meaning set forth in Section 2.7 of this Agreement.

“Securities Act” has the meaning set forth in Section 2.3 of this Agreement.

“Transfer Agent” means such bank, trust company or other Person as shall be appointed from time to time by the Issuer pursuant to the Issuer Governing Documents to act as registrar and transfer agent for the Class A Common Shares.

“Vested Partnership Units” means those Partnership Units listed as “Vested Units” in the books and records of Holdings.

Article II

EXCHANGE OF PARTNERSHIP UNITS

Section 2.1.       Exchange of Partnership Units.

(a)       (i)  Subject to adjustment as provided in Section 2.4 hereof and to the provisions of the Partnership Agreement, the Contribution Agreements and the Issuer Governing Documents, each Limited Partner shall be entitled, on any Quarterly Exchange Date commencing with the First Quarterly Exchange Date, to sell, exchange and transfer Vested Partnership Units to the Issuer in exchange for the issuance and delivery by the Issuer of a number of Class A Common Shares equal to the product of such number of Vested Partnership Units surrendered multiplied by the Exchange Rate (an “Exchange”); provided that any such Exchange is for a minimum of the lesser of 100 Vested Partnership Units or all of the Vested Partnership Units held by such Limited Partner that are then permitted under the Partnership Agreement to be exchanged by such Limited Partner.

             (ii)      Notwithstanding anything to the contrary herein, upon the occurrence of a Dissolution Event (as defined in the Partnership Agreement) of Holdings, each Limited Partner shall be entitled, upon the terms and subject to the conditions hereof, to elect to Exchange Vested Partnership Units for Class A Common Shares; provided, that any such Exchange pursuant to this sentence shall be effective immediately prior to the effectiveness of the dissolution of Holdings (and, for the avoidance of doubt, shall not be effective if such dissolution is not effective).

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(iii)      Notwithstanding anything to the contrary herein, other than in connection with a Change of Control Transaction, no Limited Partner shall Exchange in any twelve month period commencing on the second anniversary of the closing of the IPO and measured from the date of each following anniversary of the closing of the IPO a number of Vested Partnership Units that is greater than (A) 20% of the Partnership Units owned by such Limited Partner immediately following the IPO (excluding any Partnership Units sold to the Issuer in connection with the IPO) plus (B) (x) the aggregate number of Vested Partnership Units such Limited Partner was entitled to Exchange prior to the measurement thereof minus (y) the aggregate number of Vested Partnership Units such Limited Partner Exchanged prior to the measurement thereof.

(iv)      Notwithstanding anything to the contrary herein, in connection with a Change of Control Transaction, the Issuer and the Partnership may (in their sole discretion) cause all Vested Partnership Interests to be Exchanged (a “Change of Control Exchange”). The Issuer and the Partnership may cause a Change of Control Exchange by providing written notice to each of the Limited Partners (the “Change of Control Exchange Notice”). The Change of Control Exchange shall be effective on the date of the Change of Control Exchange Notice, and upon such Change of Control Exchange each of the Limited Partners’ Vested Partnership Interests shall be automatically, and without any further action on the part of the Limited Partners, exchanged for a number of Class A Common Shares equal to the number of Vested Partnership Interests held by such Limited Partner multiplied by the Exchange Rate.

(b)      On the date Vested Partnership Units are Exchanged, all rights of the exchanging Limited Partner as holder of such Partnership Units shall cease, and such exchanging Limited Partner shall be treated for all purposes as having been issued Class A Common Shares subject to such Exchange.

(c)      For the avoidance of doubt, any Exchange of Vested Partnership Units shall be subject to the applicable provisions of the Partnership Agreement and Contribution Agreements.

Section 2.2.      Exchange Procedures.

(a)      A Limited Partner may exercise the right to Exchange Vested Partnership Units set forth in Section 2.1(a) above by providing a written notice of exchange at least sixty (60) days prior to the applicable Quarterly Exchange Date to each of Holdings and the Issuer substantially in the form of Exhibit A hereto, duly executed by such Limited Partner or such Limited Partner’s duly authorized attorney in respect of the Vested Partnership Units to be exchanged, in each case delivered during normal business hours at the principal executive offices of Holdings and the Issuer.

(b)      As promptly as practicable following the election to Exchange Vested Partnership Units in the manner provided in this Article II, the Issuer shall issue and deliver or cause to be delivered at the offices of the then-acting Transfer Agent or, if there is no then-acting Transfer Agent, at the principal executive offices of the Issuer, the number of Class A Common Shares issuable upon such Exchange, registered in the name of such exchanging Limited Partner, or its nominee. To the extent the Class A Common Shares are settled through the facilities of The Depository Trust Company, the Issuer will, subject to Section 2.2(c) below, upon the written instruction of the exchanging Limited Partner deliver the Class A Common Shares deliverable to such exchanging Limited Partner, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging Limited Partner.

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(c)      The Issuer and Holdings on the one hand, and each exchanging Limited Partner, on the other hand, shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that Holdings shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any such Exchange; provided, however, that if any Class A Common Shares are to be delivered in a name other than that of the exchanging Limited Partner that requested such Exchange (other than in the name of The Depository Trust Company or its nominee), then such Limited Partner and/or the person in whose name such Class A Common Shares are to be delivered shall pay to Holdings the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of Holdings that such tax has been paid or is not payable.

(d)      The Issuer may adopt reasonable procedures for the implementation of the Exchange provisions set forth in this Article II, including, without limitation, procedures for the giving of notice of an election for Exchange. A Limited Partner may not revoke a notice of Exchange delivered pursuant to Section 2.2(a) above, without the consent of Issuer, which consent may be provided or withheld, or made subject to such conditions, limitations or restrictions, as determined by Issuer in its sole discretion. Such determinations need not be uniform and may be made selectively among Limited Partners, whether or not such Limited Partners are similarly situated.

Section 2.3.      Limitations on Exchanges. Notwithstanding anything to the contrary, a Limited Partner shall not be entitled to Exchange Vested Partnership Units, and the Issuer and Holdings shall have the right to refuse to honor any request for Exchange of Partnership Units, at any time or during any period if the Issuer or Holdings shall determine, that such exchange (i) would be prohibited by law or regulation (including, without limitation, the unavailability of any requisite registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”) or any exemption from the registration requirements thereunder), or (ii) would not be permitted under any other agreements with Holdings, the Issuer or any of their subsidiaries to which such exchanging Limited Partner may be party (including, without limitation, the Partnership Agreement) or any written policies of the Issuer related to unlawful or inappropriate trading applicable to its directors, officers or other personnel. No Exchange shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of Holdings, such Exchange would pose a material risk that Holdings would be a “publicly traded partnership” as defined in Section 7704 of the Code. No Limited Partner may Exchange Unvested Units (as defined in the Partnership Agreement).

Section 2.4.      Splits, Distributions and Reclassifications. The Exchange Rate shall be adjusted accordingly if there is: (i) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Partnership Units that is not accompanied by an identical subdivision or combination of the Class A Common Shares; or (ii) any subdivision (by any stock split, stock distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Shares that is not accompanied by an identical subdivision or combination of the Partnership Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Shares are converted or changed into another security, securities or other property, then upon any Exchange, an exchanging Limited Partner shall be entitled to receive the amount of such security, securities or other property that such exchanging Limited Partner would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. Except as may be required in the immediately preceding sentence, no adjustments in respect of distributions shall be made upon the Exchange of any Vested Partnership Unit.

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Section 2.5.      Class A Common Shares to be Issued.

(a)      The Issuer covenants that all Class A Common Shares issued upon an Exchange will be validly issued. Nothing contained herein shall be construed to preclude the Issuer or Holdings from satisfying their obligations in respect of the exchange of the Partnership Units by delivery of Class A Common Shares which are held in the treasury of the Issuer, Holdings or any of their subsidiaries. The Issuer covenants to keep authorized and unissued a sufficient number of Class A Common Shares to effect the Exchange of all of the Partnership Units issued and outstanding.

(b)      The Issuer and Holdings covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for Class A Common Shares to be delivered with respect to any Exchange, Class A Common Shares that have been registered under the Securities Act shall be delivered in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the exchanging Limited Partners requesting such Exchange, the Issuer and Holdings shall promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Issuer shall list the Class A Common Shares required to be delivered upon exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Shares may be listed or traded at the time of such delivery.

Section 2.6.      Restrictions. The provisions of Sections 8.03 of the Partnership Agreement shall apply in the aggregate to Partnership Units and Class A Common Shares received in exchange for Partnership Units held by each Limited Partner.

Section 2.7.      Subsequent Offerings. Issuer may from time to time provide the opportunity for Limited Partners to sell for cash their Vested Partnership Units to Issuer, Holdings or any of their subsidiaries (a “Sale Transaction”) on terms no more beneficial than an Exchange; provided that no Sale Transaction shall occur unless Issuer cancels the nearest Quarterly Exchange Date scheduled to occur in the same fiscal year of Issuer as such Sale Transaction. A Limited Partner selling Partnership Units in connection with a Sale Transaction must provide notice to Issuer at least sixty (60) days prior to the cash settlement of such Sale Transaction in respect of the Partnership Units to be sold, in each case delivered during normal business hours at the principal executive offices of Issuer. For the avoidance of doubt, the total aggregate number of Quarterly Exchange Dates and Sale Transactions occurring during any fiscal year of Issuer shall not exceed four (4).

Section 2.8.      Cancellation of Class B Common Shares. An Exchanging Class B Partner shall submit or cause to be submitted to the Issuer for cancellation one Class B Common Share for each Vested Partnership Unit Exchanged by such Class B Partner pursuant to this Agreement. Such Class B Common Shares shall be cancelled and terminated by the Issuer effective upon issuance of Class A Common Shares in the applicable Exchange.

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Article III

GENERAL PROVISIONS

Section 3.1.      Additional Limited Partners. To the extent a Limited Partner validly transfers any or all of such holder’s Partnership Units to another person in a transaction in accordance with, and not in contravention of, the Partnership Agreement or any other agreement or agreements with the Issuer, Holdings or any of their subsidiaries to which a transferring Limited Partner may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Limited Partner hereunder. To the extent Holdings issues Partnership Units in the future, Holdings shall be entitled, in its sole discretion, to make any holder of such Partnership Units a Limited Partner hereunder through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit B hereto.

Section 3.2.      Amendment. (a) The provisions of this Agreement may be amended, modified or waived at any time in writing by agreement of Holdings, the Issuer and Limited Partners holding a majority of the Partnership Units held by the Limited Partners at such time without the approval or consent of any other party; provided, that if any such amendment, modification or waiver would adversely affect in any material respect any Limited Partner relative to all Limited Partners as a group, such amendment, modification or waiver shall also require the written consent of the Limited Partners holding a majority of the Partnership Units held by the Limited Partners so adversely affected.

(b)      Each Limited Partner hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or written consent of less than all of the Limited Partners, such action may be so taken upon the concurrence of less than all of the Limited Partners and each Limited Partner shall be bound by the results of such action.

Section 3.3.      Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.3):

If to either Fifth Street Party, to it at:

777 West Putnam Avenue, 3rd Floor

Greenwich, CT 06830

Attention: Leonard M. Tannenbaum
                    Bernard D. Berman
Electronic Mail:

Holdings shall forward any such communication to a Limited Partner to the applicable Limited Partner’s address, email address or facsimile number as shown in the books and records of Holdings.

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Section 3.4.      Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 3.5.      Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

Section 3.6.      Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 3.7.     Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

Section 3.8.      Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

Section 3.9.     Dispute Resolution.

(a)        Each party hereto (i) irrevocably agrees that any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) (a “Dispute”) shall be finally settled by arbitration conducted by three arbitrators (or, in the event the amount of quantified claims and/or estimated monetary value of other claims contained in the applicable request for arbitration is less than $3.0 million, by a sole arbitrator) in the Borough of Manhattan, New York City in accordance with the Rules of Arbitration of the International Chamber of Commerce (including the rules relating to costs and fees) existing on the date of this Agreement except to the extent those rules are inconsistent with the terms of this Section 3.9, and that such arbitration shall be the exclusive manner pursuant to which any Dispute shall be resolved; (ii) agrees that this Agreement involves commerce and is governed by the Federal Arbitration Act, 9 U.S.C. Section 1, et seq., and any applicable treaties governing the recognition and enforcement of international arbitration agreements and awards; (iii) agrees to take all steps necessary or advisable, including the execution of documents to be filed with the International Court of Arbitration or the International Centre for ADR in order to properly submit any Dispute for arbitration pursuant to this Section 3.9; (iv) irrevocably waives, to the fullest extent permitted by law, any objection it may have or hereafter have to the submission of any Dispute for arbitration pursuant to this Section 3.9 and any right to lay claim to jurisdiction in any venue; (v) agrees that (A) the arbitrator(s) shall be U.S. lawyers, U.S. law professors and/or retired U.S. judges and all arbitrators, including the president of the arbitral tribunal, may be U.S. nationals and (B) the arbitrator(s) shall conduct the proceedings in the English language; (vi) agrees that except as required by law or as may be reasonably required in connection with ancillary judicial proceedings to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm or challenge an arbitration award, the arbitration proceedings, including any hearings, shall be confidential, and the parties shall not disclose any awards, any materials in the proceedings created for the purpose of the arbitration, or any documents produced by another party in the proceedings not otherwise in the public domain; and (vii) agrees that performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.

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(b)        Notwithstanding the provisions of paragraph (a), each party hereto may bring an action or special proceeding for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, or enforcing an arbitration award and, for the purposes of this paragraph (b), each party hereto (i) irrevocably agrees that any such action or special proceeding shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction; (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such action or special proceeding; (iii) irrevocably agrees not to, and waives any right to, assert in any such action or special proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such action or special proceeding is brought in an inconvenient forum, or (C) the venue of such action or special proceeding is improper; (iv) expressly waives any requirement for the posting of a bond by a party bringing such action or special proceeding; (v) consents to process being served in any such action or special proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided that nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law; (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding; and (vii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate.

(c)         If the arbitrator(s) shall determine that any Dispute is not subject to arbitration, or the arbitrator(s) or any court or tribunal of competent jurisdiction shall refuse to enforce Section 3.9(a) or shall determine that any Dispute is not subject to arbitration as contemplated thereby, then, and only then, shall the alternative provisions of this Section 3.9(c) be applicable. Each party hereto, to the fullest extent permitted by law, (i) irrevocably agrees that any Dispute shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction; (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding; (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper; (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding; (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided that nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law; and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding; and (vii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate. The parties acknowledge that the fora designated by this paragraph (c) have a reasonable relation to this Agreement, and to the parties’ relationship with one another.

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Section 3.10.         Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.10.

Section 3.11.         Tax Treatment. To the extent this Agreement imposes obligations upon Holdings or Issuer (in its capacity as general partner of Holdings), this Agreement shall be treated as part of the Partnership Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations. The parties shall report any Exchange or Sale Transaction consummated hereunder, as a taxable sale of Partnership Units by a Limited Partner to Issuer, and no party shall take a contrary position on any tax return, amendment thereof or communication with a taxing authority.

Section 3.12.         Independent Nature of Holdings Unitholders’ Rights and Obligations. The obligations of each Limited Partner hereunder are several and not joint with the obligations of any other Limited Partner, and no Limited Partner shall be responsible in any way for the performance of the obligations of any other Limited Partner hereunder. The decision of each Limited Partner to enter into to this Agreement has been made by such Limited Partner independently of any other Limited Partner. Nothing contained herein, and no action taken by any Limited Partner pursuant hereto, shall be deemed to constitute the Limited Partners as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Limited Partners are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and Issuer acknowledges that the Limited Partners are not acting in concert or as a group, and Issuer will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

Section 3.13.         Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware without regard to conflict of laws principles that would result in the application of the laws of any other jurisdiction.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

FIFTH STREET ASSET MANAGEMENT INC.

By:	/s/ Leonard M. Tannenbaum
Name: Leonard M. Tannenbaum
Title: Chief Executive Officer

FIFTH STREET HOLDINGS L.P.

By:	/s/ Leonard M. Tannenbaum
Name: Leonard M. Tannenbaum
Title: General Partner

[Exchange Agreement]

LIMITED PARTNERS:

/s/ Leonard M. Tannenbaum
Name: Leonard M. Tannenbaum

/s/ Bernard D. Berman
Name: Bernard D. Berman

/s/ Ivelin M. Dimitrov
Name: Ivelin M. Dimitrov

/s/ Charles J. Zmijeski
Name: Charles J. Zmijeski

/s/ Sandeep K. Khorana
Name: Sandeep K. Khorana

/s/ Alexander C. Frank
Name: Alexander C. Frank

/s/ Brian D. Finkelstein
Name: Brian D. Finkelstein

/s/ Kyde S. Sharp
Name: Kyde S. Sharp

/s/ James F. Velgot
Name: James F. Velgot

/s/ Stavey L. Tannenbaum
Name: Stacey L. Tannenbaum

[Exchange Agreement]

/s/ Steven M. Noreika
Name: Steven M. Noreika

/s/ Matthew Bandini
Name: Matthew Bandini

/s/ Greg Browne
Name: Greg Browne

[Exchange Agreement]

FSC CT II, INC.

By:	/s/ Leonard M. Tannenbaum
Name:	Leonard M. Tannenbaum
Title:	President

TANNENBAUM FAMILY 2012 TRUST

By:	/s/ Bernard D. Berman
Name:	Bernard D. Berman
Title:	Trustee

[Exchange Agreement]

BERNARD D. BERMAN 2012 TRUST

By	/s/ William F. Meehan
Name:	William F. Meehan
Title	Trustee

By	/s/ Nicole H. Berman
Name:	Nicole H. Berman
Title:	Trustee

[Exchange Agreement]

EXHIBIT A

[FORM OF]
NOTICE OF EXCHANGE

Fifth Street Holdings L.P.
[Address]
Attention: [Name]
Fax: [Fax Number]
Electronic Mail: [Email Address]

Reference is hereby made to the Exchange Agreement, dated as of , 2014 (the “Exchange Agreement”), among Fifth Street Asset Management Inc., Fifth Street Holdings L.P. and the Limited Partners from time to time party thereto, as amended from time to time. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Limited Partner desires to exchange the number of Partnership Units set forth below in the form of exchange selected below to be issued in its name as set forth below.

Legal Name of Limited Partner:

Address:

Number of Partnership Units to be exchanged:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Notice of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Notice of Exchange has been duly executed and delivered by the undersigned; (iii) the Partnership Units subject to this Notice of Exchange will be transferred to the Issuer free and clear of any Lien; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Partnership Units subject to this Notice of Exchange is required to be obtained by the undersigned for the transfer of such Partnership Units to Holdings.

The undersigned hereby irrevocably constitutes and appoints each officer of each Fifth Street Party as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to exchange the Partnership Units subject to this Notice of Exchange on the books of Holdings for Class A Common Shares on the books of Issuer.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

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EXHIBIT B

[FORM OF]
JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of ___________, 2014 (the “Agreement”), among Fifth Street Asset management Inc., Fifth Street Holdings L.P. and the Limited Partners from time to time party thereto, as amended from time to time. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Agreement having acquired Partnership Units in Holdings. By signing and returning this Joinder Agreement to Issuer and Holdings, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Limited Partner contained in the Agreement, with all attendant rights, duties and obligations of a Limited Partner thereunder. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by Issuer and by Holdings, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name:

Address for Notices:	With copies to:

Attention:

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